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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through May 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Emerging
                  Markets Fund

--------------------------------------------------------------------------------
                  Semiannual Report | May 31, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     PEMFX
                  Class B     PBEFX
                  Class C     PCEFX
                  Class R     PEMRX
                  Class Y     PYEFX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         28

Notes to Financial Statements                                                37

Trustees, Officers and Service Providers                                     50

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market -- data pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

The Federal Reserve System (the Fed) is widely expected to end its QE (quantitative easing) program by the end of this year, and to begin raising the Federal funds rate in 2015. The timing and pace of Fed's actions remain uncertain: Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals

2 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 3

Portfolio Management Discussion | 5/31/14

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund, discuss the investment environment and the Fund's performance during the six-month period ended May 31, 2014. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a portfolio manager at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, Head of Emerging Market Equity Research, and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q Could you please review the performance of emerging markets stocks during the six-month period ended May 31, 2014?

A Stocks in the emerging markets finished the Fund's semiannual reporting period with a positive return, but still trailed the performance of the global developed markets. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)(1), returned 1.89% for the six-month period. In comparison, the MSCI World ND Index, which tracks the performance of stocks in the developed markets, returned 6.52% during the same period.

    Emerging markets equities exhibited high volatility during the six-month reporting period, as a sharp downturn in December 2013 and January 2014 was offset by a substantial rally from February through May. The earlier weakness was caused by several factors, including concerns about growth trends in China and the conflict between Russia and the Ukraine. In addition, rising bond yields in the developed world and the brief emergence of fears that the U.S. Federal Reserve system (the Fed) might raise short-term interest rates sooner than expected sparked heavy outflows of investor cash from the emerging markets. This caused the value of emerging markets currencies to decline, which in turn exacerbated the impact of the sell-off for U.S. dollar-based investors.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

    The negative trends all reversed beginning in February 2014, however, leading to a hearty rebound in emerging markets equity performance. Declining U.S. bond yields made so-called higher-risk assets more attractive, the Russia/Ukraine issue faded from the headlines, and China reported decent economic growth numbers. Outflows from the emerging markets stabilized, which helped calm the volatility in the currency markets. Investors were also encouraged by the results of India's elections, which signaled the possibility of accelerated reforms in that country. In combination, these developments enabled emerging markets equities to close the six-month period with a modest gain, though the magnitude of the downturn in the early part of the period caused the asset class to underperform the developed markets.

Q   How did the Fund perform during the six-month period ended May 31, 2014?

A The Fund's Class A shares returned 2.52% at net asset value during the six-month period ended May 31, 2014, while the Fund's benchmark, the MSCI Index, returned 1.89%. During the same period, the average return of the 703 mutual funds in Lipper's Emerging Markets Funds category was 2.87%, and the average return of the 690 mutual funds in Morningstar's Diversified Emerging Markets Funds category was 2.82%.

Q Which of your investment strategies or individual security selections had the greatest effect on the Fund's performance during the six-month period ended May 31, 2014, either from a positive or negative standpoint?

A The largest positive contribution to the Fund's performance during the six-month period came from stock selection in India. The portfolio held a number of positions in Indian stocks whose returns exceeded the already substantial gains made by the Indian market as a whole during the period. Some of the best-performing India-based stocks in the portfolio during the period were Tata Motors, the industrial conglomerate Jaiprakash Associates, ICICI Bank, and Bharat Heavy Electricals. Tata Motors delivered exceptional returns during the period as investors responded favorably to both the strong sales for the company's domestic auto business as well as the luxury brands it acquired in 2008 (Jaguar and Land Rover).

    Stock selection results in South Africa were an additional source of positive Fund performance during the period, thanks to the strong gain of portfolio holding Sibanye Gold. Stock-picking also aided Fund returns in Mexico and Colombia as well as in the Middle Eastern markets of Egypt, United Arab Emirates (UAE), and Qatar.

    In addition, a notable aspect of our investment strategy for the Fund is the use of derivatives in the form of currency forward contracts. Our goal in using derivatives isn't to add to the Fund's total return, but to "hedge" (or

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 5 mitigate) the currency risks of certain portfolio positions. The approach added modestly to the Fund's performance for the period during a time of above-average currency volatility in the emerging markets.

    On the negative side, the Fund's positioning in China was the most significant detractor from performance. The Fund's return was hurt both by an overweight in the underperforming country, and a shortfall in the returns of the portfolio's individual Chinese holdings. Among individual stock positions, the largest performance detractors were China ITS Holdings, China Conch Venture Holdings, and West China Cement.

    Brazil also proved to be a source of weakness for the Fund during the period, due largely to the underperformance of the portfolio's position in Bradespar, a holding company. The Fund's overweight in Russia also proved to be a negative performance factor. While we reduced the portfolio's stake in the country in late 2013, on the belief that slowing economic growth would pressure the prospects for the portfolio's individual Russian holdings, we didn't trim the weighting by enough to avoid the impact of the subsequent crisis in the Ukraine. With regard to individual Russian stocks, the Fund's position in Sberbank was the largest performance detractor. Finally, underweight positions in several outperforming Asian countries, including Taiwan, Indonesia, and Thailand, cost the Fund some performance relative to the benchmark MSCI Index.

Q How was the Fund's portfolio positioned with respect to specific regions or countries as of May 31, 2014?

A With respect to positioning, it's important to keep in mind that our investment strategy for the Fund focuses on bottom-up, individual stock research more so than country or regional allocations. This bottom-up methodology represents a departure from the traditional investment approach in the emerging markets, which tends to focus on geographic allocations first and individual stock selection second.

    With that said, we have continued to find what we consider to be a wealth of compelling investment opportunities in India. The country's new administration is expected to enact pro-growth policies that we believe could propel economic growth closer to 7% from its current 4% to 5% level. This would provide a meaningful boost to bottom-line corporate earnings in the country, especially for companies with a domestic focus. We increased the Fund's weight in India during the past six months, and closed the period with an overweight position.

6 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

    The Fund's largest overweight as of period end was in China, where we believe concerns about economic growth are both exaggerated and already fully factored into current stock prices. Many of the Fund's Chinese holdings are in the stocks of companies that we believe can benefit if China continues to enact meaningful economic reforms.

    The Fund also holds fairly significant positions in the smaller "frontier" markets that aren't represented in the MSCI Index benchmark--such as Egypt, Qatar, UAE, and Nigeria. As of May 31, 2014, the Fund's portfolio held nine investments in those countries, accounting for approximately 10% of the total investment portfolio. The positions do not represent a "top-down" call on the frontier markets; instead, they reflect our favorable bottom-up view about the individual portfolio holdings in those areas. In fact, two of the portfolio's holdings in the frontier markets made significant positive contributions to the Fund's overall six-month performance: namely, Global Telecom Holdings, an Egyptian company, and Emaar Properties, which is based in the UAE. We expect to remain on the lookout for attractive companies whose domiciles in the frontier markets may have caused them to be overlooked by the global investment community.

    We are less enthusiastic on South Africa, however, as we don't believe the government there is committed to bringing about the necessary economic reforms. We also have a somewhat diminished view on the more established Asian markets, where we simply have not been able to locate an abundance of attractively valued investment ideas. We also hold a skeptical view on Russia, where we were seeing deteriorating prospects for economic growth even before the possibility of Ukraine-related economic sanctions by the world community became a factor.

Q What is your current outlook for emerging markets equities as we approach the midway point of 2014?

A We have grown increasingly optimistic as 2014 has progressed. We believe the outlook for reforms in key markets such as India and China should help to support the growth outlook in those countries, which would be a positive for the asset class as a whole. Further, even though the Fed is in the process of tapering its quantitative easing program, the European Central Bank is becoming increasingly accommodative, and that should help to offset the effects of the Fed's monetary tightening. This environment has helped to stabilize global asset flows to and from the emerging markets, thus enabling investors to return their attention to the positive fundamentals and favorable valuations exhibited by many emerging markets companies.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 7

    Against that backdrop, we believe our bottom-up investment approach - highlighted by our emphasis on fundamentals and valuations - has helped us to construct a portfolio of higher-quality companies that are positioned for solid performance.

Please refer to the Schedule of Investments on pages 18-27 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Portfolio Summary | 5/31/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                25.1%
Industrials                                                               16.3%
Consumer Discretionary                                                    16.2%
Information Technology                                                    13.6%
Materials                                                                  9.6%
Energy                                                                     8.1%
Telecommunication Services                                                 6.2%
Utilities                                                                  2.3%
Consumer Staples                                                           1.7%
Health Care                                                                0.9%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Cayman Islands                                                            14.3%
China                                                                     11.1%
Brazil                                                                     9.8%
India                                                                      9.3%
Russia                                                                     6.8%
Egypt                                                                      6.1%
Italy                                                                      6.1%
South Korea                                                                5.2%
South Africa                                                               4.6%
Mexico                                                                     4.6%
Philippines                                                                3.0%
Taiwan                                                                     3.0%
United Kingdom                                                             2.6%
United Arab Emirates                                                       1.8%
Canada                                                                     1.6%
Jersey Channel Islands                                                     1.4%
Bermuda                                                                    1.4%
Turkey                                                                     1.3%
Qatar                                                                      1.0%
Other (individually less than 1.0%)                                        5.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Global Telecom Holding (G.D.R.)*                                      6.09%
--------------------------------------------------------------------------------
 2. Astaldi S.p.A.                                                        5.44
--------------------------------------------------------------------------------
 3. Tata Motors, Ltd.                                                     5.16
--------------------------------------------------------------------------------
 4. Phosagro OAO (G.D.R.)                                                 4.10
--------------------------------------------------------------------------------
 5. Goodbaby International Holdings, Ltd.                                 3.65
--------------------------------------------------------------------------------
 6. Tupy SA                                                               3.58
--------------------------------------------------------------------------------
 7. China ITS Holdings Co., Ltd.                                          3.30
--------------------------------------------------------------------------------
 8. China Conch Venture Holdings, Ltd.*                                   3.22
--------------------------------------------------------------------------------
 9. Philippine National Bank*                                             3.03
--------------------------------------------------------------------------------
10. OHL Mexico SAB de CV*                                                 2.95
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 9

Prices and Distributions | 5/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     5/31/14                     11/30/13
--------------------------------------------------------------------------------
           A                       $24.58                       $24.06
--------------------------------------------------------------------------------
           B                       $20.67                       $20.26
--------------------------------------------------------------------------------
           C                       $20.74                       $20.32
--------------------------------------------------------------------------------
           R                       $23.61                       $23.11
--------------------------------------------------------------------------------
           Y                       $26.87                       $26.38
--------------------------------------------------------------------------------

Distributions per Share: 12/1/13-5/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term          Long-Term
         Class            Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.0830              $   --             $    --
--------------------------------------------------------------------------------
           B             $    --              $   --             $    --
--------------------------------------------------------------------------------
           C             $    --              $   --             $    --
--------------------------------------------------------------------------------
           R             $0.0447              $   --             $    --
--------------------------------------------------------------------------------
           Y             $0.2344              $   --             $    --
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                      Net           Public          MSCI
                      Asset         Offering        Emerging
                      Value         Price           Markets
Period                (NAV)         (POP)           ND Index
--------------------------------------------------------------------------------
10 Years              8.82%         8.17%           11.62%
5 Years               4.52          3.29             8.37
1 Year                7.81          1.59             4.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Emerging           MSCI Emerging
                        Markets Fund               Markets ND Index
5/31/2004               $  9,425                   $ 10,000
5/31/2005               $ 12,049                   $ 12,967
5/31/2006               $ 17,865                   $ 18,207
5/31/2007               $ 25,621                   $ 25,155
5/31/2008               $ 30,487                   $ 30,607
5/31/2009               $ 17,578                   $ 20,091
5/31/2010               $ 20,286                   $ 24,337
5/31/2011               $ 25,875                   $ 31,682
5/31/2012               $ 18,934                   $ 25,244
5/31/2013               $ 20,339                   $ 28,803
5/31/2014               $ 21,927                   $ 30,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 11

Performance Update | 5/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                    MSCI
                                                    Emerging
                      If            If              Markets
Period                Held          Redeemed        ND Index
--------------------------------------------------------------------------------
10 Years              7.87%         7.87%           11.62%
5 Years               3.58          3.58             8.37
1 Year                6.82          2.82             4.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      3.47%         2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Emerging           MSCI Emerging
                        Markets Fund               Markets ND Index
5/31/2004               $ 10,000                   $ 10,000
5/31/2005               $ 12,689                   $ 12,967
5/31/2006               $ 18,647                   $ 18,207
5/31/2007               $ 26,520                   $ 25,155
5/31/2008               $ 31,291                   $ 30,607
5/31/2009               $ 17,885                   $ 20,091
5/31/2010               $ 20,459                   $ 24,337
5/31/2011               $ 25,850                   $ 31,682
5/31/2012               $ 18,747                   $ 25,244
5/31/2013               $ 19,962                   $ 28,803
5/31/2014               $ 21,324                   $ 30,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                    MSCI
                                                    Emerging
                      If            If              Markets
Period                Held          Redeemed        ND Index
--------------------------------------------------------------------------------
10 Years              7.97%         7.97%           11.62%
5 Years               3.67          3.67             8.37
1 Year                6.91          6.91             4.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Emerging           MSCI Emerging
                        Markets Fund               Markets ND Index
5/31/2004               $ 10,000                   $ 10,000
5/31/2005               $ 12,710                   $ 12,967
5/31/2006               $ 18,713                   $ 18,207
5/31/2007               $ 26,634                   $ 25,155
5/31/2008               $ 31,453                   $ 30,607
5/31/2009               $ 17,980                   $ 20,091
5/31/2010               $ 20,581                   $ 24,337
5/31/2011               $ 26,035                   $ 31,682
5/31/2012               $ 18,897                   $ 25,244
5/31/2013               $ 20,141                   $ 28,803
5/31/2014               $ 21,532                   $ 30,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 13

Performance Update | 5/31/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                    MSCI
                                                    Emerging
                      If            If              Markets
Period                Held          Redeemed        ND Index
--------------------------------------------------------------------------------
10 Years              8.53%         8.53%           11.62%
5 Years               4.31          4.31             8.37
1 Year                7.58          7.58             4.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.08%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Emerging           MSCI Emerging
                        Markets Fund               Markets ND Index
5/31/2004               $ 10,000                   $ 10,000
5/31/2005               $ 12,717                   $ 12,967
5/31/2006               $ 18,796                   $ 18,207
5/31/2007               $ 26,898                   $ 25,155
5/31/2008               $ 31,913                   $ 30,607
5/31/2009               $ 18,370                   $ 20,091
5/31/2010               $ 21,167                   $ 24,337
5/31/2011               $ 26,951                   $ 31,682
5/31/2012               $ 19,653                   $ 25,244
5/31/2013               $ 21,083                   $ 28,803
5/31/2014               $ 22,681                   $ 30,032

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Performance Update | 5/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                    MSCI
                                                    Emerging
                      If            If              Markets
Period                Held          Redeemed        ND Index
--------------------------------------------------------------------------------
10 Years              9.44%         9.44%           11.62%
5 Years               5.10          5.10             8.37
1 Year                8.41          8.41             4.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.33%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Emerging           MSCI Emerging
                        Markets Fund               Markets ND Index
5/31/2004                5,000,000                  5,000,000
5/31/2005                6,442,738                  6,483,501
5/31/2006                9,612,665                  9,103,741
5/31/2007               13,859,711                 12,577,465
5/31/2008               16,567,014                 15,303,316
5/31/2009                9,604,700                 10,045,605
5/31/2010               11,136,297                 12,168,291
5/31/2011               14,285,092                 15,840,923
5/31/2012               10,515,860                 12,621,939
5/31/2013               11,362,250                 14,401,611
5/31/2014               12,317,827                 15,015,920


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from December 1, 2013 through May 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          R          Y
--------------------------------------------------------------------------------
Beginning Account Value   $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
on 12/1/13
--------------------------------------------------------------------------------
Ending Account Value      $1,025.20   $1,020.20  $1,020.70  $1,023.60  $1,027.80
(after expenses)
on 5/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    9.85   $   14.35  $   13.96  $   10.85  $    6.98
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.85%, 2.77%, 2.15% and 1.38% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2013 through May 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          R          Y
--------------------------------------------------------------------------------
Beginning Account Value   $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
on 12/1/13
--------------------------------------------------------------------------------
Ending Account Value      $1,015.21   $1,010.72  $1,011.12  $1,014.21  $1,018.05
(after expenses)
on 5/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    9.80   $   14.29  $   13.89  $   10.80  $    6.94
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.85%, 2.77%, 2.15% and 1.38% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 17

Schedule of Investments | 5/31/14 (unaudited)

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 2.7%
                              ENERGY -- 0.9%
                              Integrated Oil & Gas -- 0.9%
      292,147                 Petroleo Brasileiro SA                          $  2,172,392
                                                                              ------------
                              Total Energy                                    $  2,172,392
------------------------------------------------------------------------------------------
                              MATERIALS -- 1.2%
                              Steel -- 1.2%
      352,465                 Bradespar SA                                    $  2,920,851
                                                                              ------------
                              Total Materials                                 $  2,920,851
------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.6%
                              Hypermarkets & Super Centers -- 0.6%
       28,138                 Cia Brasileira de Distribuicao                  $  1,276,208
                                                                              ------------
                              Total Food & Staples Retailing                  $  1,276,208
------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $7,538,397)                               $  6,369,451
------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 93.8%
                              ENERGY -- 7.0%
                              Oil & Gas Equipment & Services -- 1.0%
      791,400                 Dayang Enterprise Holdings Bhd                  $    915,778
       57,102                 Saipem S.p.A.                                      1,489,645
                                                                              ------------
                                                                              $  2,405,423
------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 2.6%
    5,849,200                 China Petroleum & Chemical Corp.                $  5,284,077
       98,440                 Gazprom OAO (A.D.R.)*                                804,255
                                                                              ------------
                                                                              $  6,088,332
------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 1.6%
      194,917                 Pacific Rubiales Energy Corp.                   $  3,808,651
------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 1.8%
      105,576                 Cosan SA Industria e Comercio                   $  1,770,497
      142,249                 Reliance Industries, Ltd.                          2,563,245
                                                                              ------------
                                                                              $  4,333,742
                                                                              ------------
                              Total Energy                                    $ 16,636,148
------------------------------------------------------------------------------------------
                              MATERIALS -- 8.2%
                              Fertilizers & Agricultural Chemicals -- 4.0%
      813,614                 Phosagro OAO (G.D.R.)                           $  9,510,675
------------------------------------------------------------------------------------------
                              Construction Materials -- 1.8%
      658,760                 Cemex SAB de CV*                                $    849,603
   33,598,000                 West China Cement, Ltd.                            3,344,680
                                                                              ------------
                                                                              $  4,194,283
------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.5%
      363,831                 Nampak, Ltd.                                    $  1,259,103
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                              Aluminum -- 0.3%
    1,168,000                 China Hongqiao Group, Ltd.                      $    825,297
------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.2%
       27,570                 MMC Norilsk Nickel OJSC (A.D.R.)                $    529,037
------------------------------------------------------------------------------------------
                              Gold -- 0.1%
       67,879                 Sibanye Gold, Ltd.                              $    167,476
------------------------------------------------------------------------------------------
                              Steel -- 1.3%
        4,270                 POSCO                                           $  1,209,713
      207,140                 Severstal OAO (G.D.R.)                             1,771,764
                                                                              ------------
                                                                              $  2,981,477
                                                                              ------------
                              Total Materials                                 $ 19,467,348
------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 10.5%
                              Construction & Engineering -- 5.3%
    1,165,278                 Astaldi S.p.A.                                  $ 12,612,216
------------------------------------------------------------------------------------------
                              Heavy Electrical Equipment -- 0.6%
      352,328                 Bharat Heavy Electricals, Ltd.                  $  1,438,547
------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 2.8%
       77,913                 Bidvest Group, Ltd.                             $  2,167,223
       27,706                 Industries Qatar QSC                               1,437,676
    2,365,068                 Jaiprakash Associates, Ltd.                        2,922,834
                                                                              ------------
                                                                              $  6,527,733
------------------------------------------------------------------------------------------
                              Construction & Farm Machinery
                              & Heavy Trucks -- 1.2%
    1,668,500                 China CNR Corp. Ltd., Class H                   $  1,114,772
    1,702,000                 CSR Corp., Ltd.*                                   1,262,612
        2,046                 Hyundai Heavy Industries Co., Ltd.                   371,889
                                                                              ------------
                                                                              $  2,749,273
------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.6%
    1,323,000                 Noble Group, Ltd.                               $  1,461,882
                                                                              ------------
                              Total Capital Goods                             $ 24,789,651
------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 5.5%
                              Airlines -- 1.2%
    3,345,394                 Air Arabia PJSC                                 $  1,262,588
       10,185                 Copa Holdings SA                                   1,455,742
                                                                              ------------
                                                                              $  2,718,330
------------------------------------------------------------------------------------------
                              Marine -- 0.3%
    3,438,000                 China Shipping Container Lines Co., Ltd.*       $    830,943
------------------------------------------------------------------------------------------
                              Trucking -- 0.3%
      715,131                 Aramex PJSC                                     $    635,452
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 19

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 3.7%
      236,176                 Arteris SA                                      $  1,882,463
    2,468,031                 OHL Mexico SAB de CV*                              6,853,669
                                                                              ------------
                                                                              $  8,736,132
                                                                              ------------
                              Total Transportation                            $ 12,920,857
------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 8.6%
                              Auto Parts & Equipment -- 3.5%
      978,316                 Tupy SA                                         $  8,316,449
------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 5.1%
    2,742,371                 Tata Motors, Ltd.                               $ 11,973,249
                                                                              ------------
                              Total Automobiles & Components                  $ 20,289,698
------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 3.6%
                              Leisure Products -- 3.6%
   16,403,000                 Goodbaby International Holdings, Ltd.           $  8,465,124
                                                                              ------------
                              Total Consumer Durables & Apparel               $  8,465,124
------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.7%
                              Casinos & Gaming -- 0.7%
    1,814,455                 NagaCorp, Ltd.                                  $  1,665,638
                                                                              ------------
                              Total Consumer Services                         $  1,665,638
------------------------------------------------------------------------------------------
                              MEDIA -- 1.7%
                              Cable & Satellite -- 1.7%
       35,367                 Naspers, Ltd.                                   $  3,904,751
                                                                              ------------
                              Total Media                                     $  3,904,751
------------------------------------------------------------------------------------------
                              RETAILING -- 1.4%
                              Department Stores -- 0.9%
      587,100                 Matahari Department Store Tbk PT*               $    727,643
      203,249                 Woolworths Holdings, Ltd.                          1,440,059
                                                                              ------------
                                                                              $  2,167,702
------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.5%
       27,593                 Folli Follie SA*                                $  1,083,572
                                                                              ------------
                              Total Retailing                                 $  3,251,274
------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.4%
                              Hypermarkets & Super Centers -- 0.4%
      416,270                 Wal-Mart de Mexico SAB de CV                    $  1,059,156
                                                                              ------------
                              Total Food & Staples Retailing                  $  1,059,156
------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                              Agricultural Products -- 0.1%
      609,000                 Golden Agri-Resources, Ltd.                     $    279,307
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.2%
      952,989                 Flour Mills of Nigeria Plc                      $    448,855
                                                                              ------------
                              Total Food, Beverage & Tobacco                  $    728,162
------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                              Personal Products -- 0.2%
       22,101                 Able C&C Co., Ltd.                              $    461,381
                                                                              ------------
                              Total Household & Personal Products             $    461,381
------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY
                              & LIFE SCIENCES -- 0.9%
                              Pharmaceuticals -- 0.9%
       73,280                 Hikma Pharmaceuticals Plc                       $  2,108,384
                                                                              ------------
                              Total Pharmaceuticals, Biotechnology
                              & Life Sciences                                 $  2,108,384
------------------------------------------------------------------------------------------
                              BANKS -- 13.4%
                              Diversified Banks -- 13.4%
       98,772                 Banco Santander Brasil SA (A.D.R.)              $    667,699
    1,293,500                 Bank Rakyat Indonesia Persero Tbk PT               1,131,018
    4,726,000                 China Construction Bank Corp.                      3,463,961
       10,210                 Credicorp, Ltd.                                    1,595,312
      109,028                 ICICI Bank, Ltd.                                   2,597,158
    4,982,000                 Industrial & Commercial Bank of China, Ltd.        3,234,870
      214,541                 Itau Unibanco Holding SA (A.D.R.)                  3,325,386
      902,415                 Mega Financial Holding Co., Ltd.                     751,100
    3,370,429                 Philippine National Bank*                          7,040,932
       16,294                 Qatar National Bank                                  815,497
      305,560                 Sberbank of Russia (A.D.R.)                        3,075,384
      393,458                 Turkiye Halk Bankasi AS                            3,057,898
   17,363,329                 United Bank for Africa Plc                           821,541
                                                                              ------------
                                                                              $ 31,577,756
                                                                              ------------
                              Total Banks                                     $ 31,577,756
------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 6.0%
                              Other Diversified Financial Services -- 3.9%
    3,460,000                 China Conch Venture Holdings, Ltd.*             $  7,482,134
      460,587                 FirstRand, Ltd.                                    1,734,187
                                                                              ------------
                                                                              $  9,216,321
------------------------------------------------------------------------------------------
                              Multi-Sector Holdings -- 0.0%+
       98,000                 First Pacific Co., Ltd.                         $    110,696
------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.4%
      462,678                 Credito Real SAB de CV                          $    974,252
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 21

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 1.7%
    2,621,200                 Haitong Securities Co., Ltd.                    $  3,907,673
                                                                              ------------
                              Total Diversified Financials                    $ 14,208,942
------------------------------------------------------------------------------------------
                              INSURANCE -- 1.8%
                              Life & Health Insurance -- 1.8%
      869,000                 China Life Insurance Co., Ltd./Taiwan           $    820,010
      432,000                 Ping An Insurance Group Co. of China, Ltd.         3,349,813
                                                                              $  4,169,823
                                                                              ------------
                              Total Insurance                                 $  4,169,823
------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.9%
                              Diversified REIT -- 0.4%
      455,886                 Mexico Real Estate Management SA de CV          $    863,494
------------------------------------------------------------------------------------------
                              Diversified Real Estate Activities -- 0.1%
       73,000                 Takara Leben Co., Ltd.                          $    247,488
------------------------------------------------------------------------------------------
                              Real Estate Development -- 1.4%
      374,000                 China Overseas Land & Investment, Ltd.          $    971,861
      838,979                 Emaar Properties PJSC                              2,389,602
                                                                              ------------
                                                                              $  3,361,463
                                                                              ------------
                              Total Real Estate                               $  4,472,445
------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 4.9%
                              Internet Software & Services -- 1.6%
       46,546                 Yandex NV*                                      $  1,449,442
       36,800                 YY, Inc. (A.D.R.)*                                 2,396,048
                                                                              ------------
                                                                              $  3,845,490
------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 3.3%
   40,968,000                 China ITS Holdings Co., Ltd.                    $  7,654,305
                                                                              ------------
                              Total Software & Services                       $ 11,499,795
------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE
                              & EQUIPMENT -- 2.3%
                              Electronic Manufacturing Services -- 2.3%
    1,745,930                 Hon Hai Precision Industry Co., Ltd.            $  5,356,446
                                                                              ------------
                              Total Technology Hardware & Equipment           $  5,356,446
------------------------------------------------------------------------------------------
                              SEMICONDUCTORS &
                              SEMICONDUCTOR EQUIPMENT -- 6.3%
                              Semiconductor Equipment -- 4.5%
      420,000                 ASM Pacific Technology, Ltd.                    $  4,707,881
      505,054                 Wonik IPS Co., Ltd.*                               5,750,718
                                                                              ------------
                                                                              $ 10,458,599
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                              Semiconductors -- 1.8%
       99,670                 SK Hynix, Inc.                                  $  4,320,980
                                                                              ------------
                              Total Semiconductors &
                              Semiconductor Equipment                         $ 14,779,579
------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 6.1%
                              Wireless Telecommunication Services -- 6.1%
    3,849,538                 Global Telecom Holding (G.D.R.)*                $ 14,136,633
        2,571                 Millicom International Cellular SA                   237,822
                                                                              ------------
                                                                              $ 14,374,455
                                                                              ------------
                              Total Telecommunication Services                $ 14,374,455
------------------------------------------------------------------------------------------
                              UTILITIES -- 2.2%
                              Electric Utilities -- 0.8%
      119,239                 Enersis SA (A.D.R.)                             $  1,931,672
------------------------------------------------------------------------------------------
                              Independent Power Producers
                              & Energy Traders -- 1.4%
    1,008,000                 Huaneng Power International, Inc.               $  1,066,865
    6,636,000                 Huaneng Renewables Corp, Ltd.*                     2,188,971
                                                                              ------------
                                                                              $  3,255,836
                                                                              ------------
                              Total Utilities                                 $  5,187,508
------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $201,220,588)                             $221,374,321
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                S&P/Moody's
Principal       Ratings
Amount($)       (unaudited)
------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 0.2%
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                              Personal Products -- 0.2%
BRL   562,000         NR/NR   Hypermarcas SA,, 11.3%, 10/15/18 (c)            $    139,545
BRL   562,000         NR/NR   Hypermarcas SA,, 3.0%, 10/15/15 (c)                  268,761
                                                                              ------------
                                                                              $    408,306
                                                                              ------------
                              Total Household & Personal Products             $    408,306
------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $591,632)                                 $    408,306
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                S&P/Moody's
                Ratings
Shares          (unaudited)
------------------------------------------------------------------------------------------
                              RIGHTS / WARRANTS -- 1.7%
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                              Personal Products -- 0.0%
          562                 Hypermarcas SA,, 10/15/15 (c)                   $         --
                                                                              ------------
                              Total Household & Personal Products             $         --
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 23

------------------------------------------------------------------------------------------
                S&P/Moody's
                Ratings
Shares          (unaudited)                                                   Value
------------------------------------------------------------------------------------------
                              BANKS -- 1.7%
                              Diversified Banks -- 1.7%
      111,094         NR/NR   HSBC Bank Plc, 2/10/15                          $  1,214,465
       21,922         NR/NR   HSBC Bank Plc, 2/23/15                             1,132,486
       55,829         NR/NR   HSBC Bank Plc, 4/13/15                             1,551,839
                                                                              ------------
                                                                              $  3,898,790
                                                                              ------------
                              Total Banks                                     $  3,898,790
------------------------------------------------------------------------------------------
                              TOTAL RIGHTS / WARRANTS
                              (Cost $3,219,692)                               $  3,898,790
------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 98.4%
                              (Cost $212,570,309) (a) (b)                     $232,050,868
------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- 1.6%              $  3,847,926
------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                      $235,898,794
==========================================================================================

+         Amount rounds to less than 0.1%.

*         Non-income producing security.

NR        Not rated by either S&P or Moody's.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At May 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $213,290,846 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $27,067,585

             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (8,307,563)
                                                                                     -----------
             Net unrealized appreciation                                             $18,760,022
                                                                                     ===========

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

          Cayman Islands                                                            14.3%
          China                                                                     11.1
          Brazil                                                                     9.8
          India                                                                      9.3
          Russia                                                                     6.8
          Egypt                                                                      6.1
          Italy                                                                      6.1
          South Korea                                                                5.2
          South Africa                                                               4.6
          Mexico                                                                     4.6
          Philippines                                                                3.0
          Taiwan                                                                     3.0
          United Kingdom                                                             2.6
          United Arab Emirates                                                       1.8
          Canada                                                                     1.6
          Jersey Channel Islands                                                     1.4
          Bermuda                                                                    1.4
          Turkey                                                                     1.3
          Qatar                                                                      1.0
          Other (individually less than 1%)                                          5.0
                                                                                   -----
                                                                                   100.0%
                                                                                   =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2014 aggregated $174,017,941 and $207,169,709, respectively.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          BRL              Brazilian Real.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 25

The following is a summary of the inputs used as of May 31, 2014, in valuing the Funds's investments:

------------------------------------------------------------------------------------
                             Level 1       Level 2         Level 3      Total
------------------------------------------------------------------------------------
Preferred Stocks             $  6,369,451  $           --  $        --  $  6,369,451
Common Stocks (Foreign)*               --              --           --            --
  Energy
  Integrated Oil & Gas            804,255                                    804,255
  Oil & Gas Exploration
    & Production                3,808,651                                  3,808,651
  Oil & Gas Refining
    & Marketing                 1,770,497                                  1,770,497
  Materials
  Construction Materials          849,603                                    849,603
  Transportation
  Airlines                      1,455,742                                  1,455,742
  Highways & Railtracks         8,736,132                                  8,736,132
  Automobiles & Components
  Auto Parts & Equipment        8,316,449                                  8,316,449
  Food & Staples Retailing
  Hypermarkets &
    Super Centers               1,059,156                                  1,059,156
  Packaged Foods & Meats          448,855                                    448,855
  Banks
  Diversified Banks             6,409,938                                  6,409,938
  Consumer Finance                974,252                                    974,252
  Real Estate
  Diversified REIT                863,494                                    863,494
  Software & Services
  Internet Software
    & Services                  3,845,490                                  3,845,490
  Utilities
  Electric Utilities            1,931,672                                  1,931,672
  All Other Common
    Stocks (Foreign)                          180,100,135                180,100,135
Corporate Bonds                        --              --      408,306       408,306
Rights/Warrants                 3,898,790              --           --**   3,898,790
------------------------------------------------------------------------------------
Total                        $ 51,542,427  $  180,100,135  $   408,306  $232,050,868
====================================================================================
Other Financial Instruments
Net unrealized appreciation
  Forward Foreign
  Currency Contracts                   --         138,837           --       138,837
------------------------------------------------------------------------------------
Total                        $         --  $      138,837  $        --  $    138,837
====================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**  Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------
                                                    Corporate   Rights/
                                                    Bonds       Warrants      Total
--------------------------------------------------------------------------------------
Balance as of 11/30/13                              $390,659    $     --**    $390,659
Realized gain (loss)(1)                                   --          --            --
Change in unrealized
  appreciation (depreciation)(2)                      17,647          --        17,647
Purchases                                                 --          --            --
Sales                                                     --          --            --
Transfers in and out of Level 3*                          --          --            --
--------------------------------------------------------------------------------------
Balance as of 5/31/14                               $408,306    $     --**    $408,306
--------------------------------------------------------------------------------------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

 * Transfers are calculated on the beginning of period values. During the six months ended May 31, 2014, there were no transfers between Levels 1, 2 and 3.

 ** Security is valued at $0.

    Net change in unrealized appreciation of Level 3 investments
    still held and considered Level 3 as of 5/31/14                      $17,647
                                                                         -------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 27

Statement of Assets and Liabilities | 5/31/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $212,570,309)                 $232,050,868
  Cash                                                                      3,998,173
  Foreign currencies, at value (cost $2,041,299)                            2,047,899
  Receivables --
     Investment securities sold                                             4,334,793
     Fund shares sold                                                          67,036
     Dividends                                                                713,501
     Interest                                                                   3,923
     Due to Pioneer Investment Management, Inc.                                 4,717
  Net unrealized appreciation on forward foreign currency contracts           138,715
  Prepaid expenses                                                             61,574
--------------------------------------------------------------------------------------
        Total assets                                                     $243,421,199
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  7,045,276
     Fund shares repurchased                                                  227,517
     Trustee fees                                                               1,204
  Due to affiliates                                                           127,548
  Accrued expenses                                                            120,860
--------------------------------------------------------------------------------------
        Total liabilities                                                $  7,522,405
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $213,817,484
  Distributed in excess of net investment income                              (50,743)
  Accumulated net realized gain on investments and foreign
     currency transactions                                                  2,535,775
  Net unrealized appreciation on investments                               19,480,559
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           115,719
--------------------------------------------------------------------------------------
         Total net assets                                                $235,898,794
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $119,231,235/4,851,561 shares)                      $      24.58
   Class B (based on $3,503,743/169,495 shares)                          $      20.67
   Class C (based on $21,843,458/1,053,352 shares)                       $      20.74
   Class R (based on $38,489,208/1,629,882 shares)                       $      23.61
   Class Y (based on $52,831,150/1,966,489 shares)                       $      26.87
MAXIMUM OFFERING PRICE:
   Class A ($24.58 (divided by) 94.25%)                                  $      26.08
======================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Statement of Operations (unaudited)

For the Six Months Ended 5/31/14

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $270,233)     $2,588,270
   Interest (net of foreign taxes withheld of $2,083)             7,035
-------------------------------------------------------------------------------------
         Total investment income                                          $2,595,305
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $1,342,190
  Transfer agent fees
     Class A                                                    131,205
     Class B                                                     16,923
     Class C                                                     21,663
     Class R                                                      6,952
     Class Y                                                      1,080
  Distribution fees
     Class A                                                    146,121
     Class B                                                     18,970
     Class C                                                    107,909
     Class R                                                     92,108
  Shareholder communications expense                            190,700
  Administrative reimbursements                                  50,224
  Custodian fees                                                154,445
  Registration fees                                              32,764
  Professional fees                                              35,934
  Printing expense                                               17,820
  Fees and expenses of nonaffiliated Trustees                     4,391
  Miscellaneous                                                  12,718
-------------------------------------------------------------------------------------
     Total expenses                                                       $2,384,117
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                               (49,297)
-------------------------------------------------------------------------------------
     Net expenses                                                         $2,334,820
-------------------------------------------------------------------------------------
        Net investment income                                             $  260,485
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $5,731,342
     Futures contracts                                         (816,461)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies       (60,118)  $4,854,763
-------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $  522,744
     Futures contracts                                         (136,305)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      (169,775)  $  216,664
-------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions               $5,071,427
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $5,331,912
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 29

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            5/31/14         Year Ended
                                                            (unaudited)     11/30/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $     260,485   $   1,504,415
Net realized gain (loss) on investments, futures and
  foreign currency transactions                                 4,854,763      11,265,739
Change in net unrealized appreciation (depreciation) on
  investments, futures and foreign currency transactions          216,664      (2,243,234)
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   5,331,912   $  10,526,920
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.08 and $0.11 per share, respectively)     $    (431,205)  $    (685,408)
      Class B ($0.00 and $0.00 per share, respectively)                --              --
      Class C ($0.00 and $0.00 per share, respectively)                --              --
      Class R ($0.04 and $0.05 per share, respectively)           (75,638)       (108,507)
      Class Y ($0.23 and $0.26 per share, respectively)          (625,797)       (633,179)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (1,132,640)  $  (1,427,094)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  20,981,839   $  35,849,596
Reinvestment of distributions                                     571,491         903,040
Cost of shares repurchased                                    (49,943,527)    (88,353,595)
------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                            $ (28,390,197)  $ (51,600,959)
------------------------------------------------------------------------------------------
      Net decrease in net assets                            $ (24,190,925)  $ (42,501,133)
NET ASSETS:
Beginning of period                                           260,089,719     302,590,852
------------------------------------------------------------------------------------------
End of period                                               $ 235,898,794   $ 260,089,719
------------------------------------------------------------------------------------------
Undistributed (in excess of) net investment income          $     (50,743)  $     821,412
==========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------
                           '14 Shares   '14 Amount
                           (unaudited)  (unaudited)      '13 Shares   '13 Amount
------------------------------------------------------------------------------------
Class A
Shares sold                 254,864     $   5,911,728       657,279   $  15,350,399
Reinvestment of
   distributions             17,467           414,660        27,021         653,631
Less shares repurchased    (698,139)      (16,139,710)   (2,034,816)    (47,599,413)
------------------------------------------------------------------------------------
      Net decrease         (425,808)    $  (9,813,322)   (1,350,516)  $ (31,595,383)
====================================================================================
Class B
Shares sold or exchanged      1,217     $      23,749         8,477   $     164,076
Reinvestment of
   distributions                 --                --            --              --
Less shares repurchased     (51,882)       (1,013,230)     (136,642)     (2,690,404)
------------------------------------------------------------------------------------
      Net decrease          (50,665)    $    (989,481)     (128,165)  $  (2,526,328)
====================================================================================
Class C
Shares sold                  71,251     $   1,383,921       154,061   $   3,043,237
Reinvestment of
   distributions                 --                --            --              --
Less shares repurchased    (189,939)       (3,718,734)     (493,580)     (9,702,234)
------------------------------------------------------------------------------------
      Net decrease         (118,688)    $  (2,334,813)     (339,519)  $  (6,658,997)
====================================================================================
Class R
Shares sold                 123,919     $   2,753,206       327,655   $   7,254,740
Reinvestment of
   distributions              3,204            73,138         4,517         105,117
Less shares repurchased    (192,939)       (4,308,821)     (834,006)    (18,736,506)
------------------------------------------------------------------------------------
      Net decrease          (65,816)    $  (1,482,477)     (501,834)  $ (11,376,649)
====================================================================================
Class Y
Shares sold                 426,477     $  10,909,235       395,295   $  10,037,144
Reinvestment of
   distributions              3,234            83,693         5,472         144,292
Less shares repurchased    (952,526)      (24,763,032)     (382,191)     (9,625,038)
------------------------------------------------------------------------------------
      Net increase
           (decrease)      (522,815)    $ (13,770,104)       18,576   $     556,398
====================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 31

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year        Year         Year       Year
                                                             5/31/14      Ended      Ended       Ended        Ended      Ended
                                                             (unaudited)  11/30/13   11/30/12    11/30/11     11/30/10   11/30/09
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  24.06     $  23.24   $   23.10   $   29.42    $  26.11   $  14.20
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.03     $   0.14   $    0.13   $    0.18    $   0.03   $   0.09
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.57         0.79        0.11       (5.35)       3.32      12.00
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.60     $   0.93   $    0.24   $   (5.17)   $   3.35   $  12.10
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.08)    $  (0.11)  $      --   $      --    $  (0.04)  $  (0.19)
   Net realized gain                                               --           --       (0.10)      (1.15)         --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.08)    $  (0.11)  $   (0.10)  $   (1.15)   $  (0.04)  $  (0.19)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.52     $   0.82   $    0.14   $   (6.32)   $   3.31   $  11.91
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  24.58     $  24.06   $   23.24   $   23.10    $  29.42   $  26.11
==================================================================================================================================
Total return*                                                    2.52%        3.98%       1.06%     (17.44)%     12.85%     86.13%
Ratio of net expenses to average net assets                      1.95%**      1.95%       1.95%       1.95%       1.94%      1.95%
Ratio of net investment income to average net assets             0.22%**      0.55%       0.53%       0.58%       0.09%      0.49%
Portfolio turnover rate                                           145%**        77%        160%        191%         91%        68%
Net assets, end of period (in thousands)                     $119,231     $126,981   $ 154,064   $ 207,935    $339,834   $407,113
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.01%**      1.96%       2.03%       1.95%       1.94%      1.99%
   Net investment income                                         0.16%**      0.54%       0.45%       0.58%       0.09%      0.45%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year        Year        Year        Year
                                                            5/31/14       Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)   11/30/13    11/30/12    11/30/11    11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $  20.26      $  19.66    $  19.74    $  25.57    $  22.86    $  12.39
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  (0.07)     $  (0.05)   $  (0.10)   $  (0.10)   $  (0.20)   $  (0.03)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.48          0.65        0.12       (4.58)       2.91       10.50#
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.41      $   0.60    $   0.02    $  (4.68)   $   2.71    $  10.47
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $     --      $     --    $     --    $     --    $     --    $     --
   Net realized gain                                              --            --       (0.10)      (1.15)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $     --      $     --    $  (0.10)   $  (1.15)   $     --    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.41      $   0.60    $  (0.08)   $  (5.83)   $   2.71    $  10.47
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  20.67      $  20.26    $  19.66    $  19.74    $  25.57    $  22.86
====================================================================================================================================
Total return*                                                   2.02%         3.05%       0.13%     (18.15)%     11.86%      84.50%
Ratio of net expenses to average net assets                     2.85%**       2.85%       2.85%       2.85%       2.85%       2.85%
Ratio of net investment income (loss) to average net assets    (0.76)%**     (0.35)%     (0.36)%     (0.35)%     (0.79)%     (0.37)%
Portfolio turnover rate                                          145%**         77%        160%        191%         91%         68%
Net assets, end of period (in thousands)                    $  3,504      $  4,461    $  6,847    $ 10,354    $ 20,254    $ 25,130
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               3.70%**       3.52%       3.27%       3.06%       2.96%       3.13%
   Net investment income (loss)                                (1.61)%**     (1.02)%     (0.78)%     (0.56)%     (0.91)%     (0.65)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 33

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year        Year        Year        Year
                                                            5/31/14       Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)   11/30/13    11/30/12    11/30/11    11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  20.32      $  19.70    $  19.76    $  25.56    $  22.84    $  12.38
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  (0.05)     $  (0.04)   $  (0.06)   $  (0.05)   $  (0.17)   $  (0.06)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.47          0.66        0.10       (4.60)       2.89       10.52#
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.42      $   0.62    $   0.04    $  (4.65)   $   2.72    $  10.46
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $     --      $     --    $     --    $     --    $     --    $     --
   Net realized gain                                              --            --       (0.10)      (1.15)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $     --      $     --    $  (0.10)   $  (1.15)   $     --    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.42      $   0.62    $  (0.06)   $  (5.80)   $   2.72    $  10.46
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  20.74      $  20.32    $  19.70    $  19.76    $  25.56    $  22.84
====================================================================================================================================
Total return*                                                   2.07%         3.15%       0.23%     (18.04)%     11.91%      84.49%
Ratio of net expenses to average net assets                     2.77%**       2.78%       2.75%       2.73%       2.76%       2.85%
Ratio of net investment income (loss) to average net assets    (0.61)%**     (0.27)%     (0.25)%     (0.20)%     (0.70)%     (0.39)%
Portfolio turnover rate                                          145%**         77%        160%        191%         91%         68%
Net assets, end of period (in thousands)                    $ 21,843      $ 23,810    $ 29,771    $ 37,324    $ 60,809    $ 60,066
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.77%**       2.78%       2.75%       2.73%       2.76%       2.89%
   Net investment income (loss)                                (0.61)%**     (0.27)%     (0.25)%     (0.20)%     (0.70)%     (0.43)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year       Year        Year        Year
                                                             5/31/14     Ended     Ended      Ended       Ended       Ended
                                                             (unaudited) 11/30/13  11/30/12   11/30/11    11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 23.11     $ 22.30   $  22.23   $  28.43    $  25.26    $ 13.80
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.00(a)  $  0.10   $   0.10   $   0.10    $  (0.01)   $  0.12
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.54        0.76       0.07      (5.15)       3.21      11.56
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.54     $  0.86   $   0.17   $  (5.05)   $   3.20    $ 11.68
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.04)    $ (0.05)  $     --   $     --    $  (0.03)   $ (0.21)
   Net realized gain                                              --          --      (0.10)     (1.15)         --         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.04)    $ (0.05)  $  (0.10)  $  (1.15)   $  (0.03)   $ (0.21)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.50     $  0.81   $   0.07   $  (6.20)   $   3.17    $ 11.46
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 23.61     $ 23.11   $  22.30   $  22.23    $  28.43    $ 25.26
==============================================================================================================================
Total return*                                                   2.36%       3.86%      0.79%    (17.62)%     12.68%     85.71%
Ratio of net expenses to average net assets                     2.15%**     2.13%      2.13%      2.20%       2.10%      2.17%
Ratio of net investment income (loss) to average net assets     0.04%**     0.37%      0.39%      0.33%      (0.02)%     0.19%
Portfolio turnover rate                                          145%**       77%       160%       191%         91%        68%
Net assets, end of period (in thousands)                     $38,489     $39,183   $ 49,013   $ 73,347    $119,358    $84,064
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.15%**     2.13%      2.13%      2.28%       2.10%      2.17%
   Net investment income (loss)                                 0.04%**     0.37%      0.39%      0.25%      (0.02)%     0.19%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 35

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year       Year        Year      Year
                                                             5/31/14     Ended     Ended      Ended       Ended     Ended
                                                             (unaudited) 11/30/13  11/30/12   11/30/11    11/30/10  11/30/09
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 26.38     $ 25.46   $  25.16   $  31.73    $ 28.12   $ 15.35
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.04     $  0.28   $   0.28   $   0.38    $  0.17   $  0.22
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.68        0.90       0.12      (5.80)      3.57     12.90
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.72     $  1.18   $   0.40   $  (5.42)   $  3.74   $ 13.12
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.23)    $ (0.26)  $     --   $     --    $ (0.13)  $ (0.35)
   Net realized gain                                              --          --      (0.10)     (1.15)        --        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.23)    $ (0.26)  $  (0.10)  $  (1.15)   $ (0.13)  $ (0.35)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.49     $  0.92   $   0.30   $  (6.57)   $  3.61   $ 12.77
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 26.87     $ 26.38   $  25.46   $  25.16    $ 31.73   $ 28.12
============================================================================================================================
Total return*                                                   2.78%       4.63%      1.61%    (16.96)%    13.39%    87.18%
Ratio of net expenses to average net assets                     1.38%**     1.38%      1.39%      1.40%      1.44%     1.42%
Ratio of net investment income to average net assets            0.64%**     1.12%      1.10%      1.13%      0.60%     1.03%
Portfolio turnover rate                                          145%**       77%       160%       191%        91%       68%
Net assets, end of period (in thousands)                     $52,831     $65,655   $ 62,897   $ 65,597    $99,627   $77,721
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.38%**     1.38%      1.39%      1.40%      1.44%     1.42%
   Net investment income                                        0.64%**     1.12%      1.10%      1.13%      0.06%     1.03%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

Notes to Financial Statements | 5/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 37

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

38 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

    At May 31, 2014, there were three securities valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers) representing 0.17% of net assets.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 39

D.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the six months ended May 31, 2014 was $2,043,350. There were no open futures contracts at the six months ended May 31, 2014.

E.  Purchased Options

    The Fund may purchase call and put option in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. During the six months ended May 31, 2014, the Fund had no purchased options.

40 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

F.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2013, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2013, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 2014, the Fund had no reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year.The tax character of distributions paid during the years ended November 30, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                                                   $1,427,094
    ----------------------------------------------------------------------------
         Total                                                        $1,427,094
    ============================================================================

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 41

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 1,131,971
    Capital loss carryforward                                       (1,598,451)
    Net unrealized appreciation                                     18,348,518
    ----------------------------------------------------------------------------
         Total                                                     $17,882,038
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

G.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,119 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2014.

H.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

42 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

I.  Risks

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Prior to December 1, 2013, management fees were calculated daily at an annual rate equal to 1.15% of the Fund's average daily net assets up to $1 billion and 1.10% on assets over $1 billion. Effective December 1, 2013, management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion. For the six months ended May 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was 1.10% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Fees waived and expenses reimbursed during the six months ended May 31, 2014 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 43 effect through April 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,258 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2014.

3. Transfer Agent

PIMSS, a wholly-owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $104,598
Class B                                                                    8,676
Class C                                                                   23,034
Class R                                                                   47,302
Class Y                                                                    7,090
--------------------------------------------------------------------------------
   Total                                                                $190,700
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $96,140 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares.

44 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,150 in distribution fees payable to PFD at May 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2014, CDSCs in the amount of $2,210 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended May 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At May 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 45 of forward foreign currency contracts open during the six months ended May 31, 2014 was $4,613,141. Open forward foreign currency contracts at May 31, 2014 were as follows:

---------------------------------------------------------------------------------------------
                                                                              Net
                      Net            In                                       Unrealized
                      Contracts      Exchange     Settlement                  Appreciation
Currency              to Deliver     For          Date         Value          (Depreciation)
---------------------------------------------------------------------------------------------
SEK (Swedish Krona)    (1,538,506)   $  230,098   6/2/14       $    231,846   $  1,748
MXN (Mexican Peso)       (855,224)       66,524   6/2/14             66,544         20
SEK (Swedish Krona)      (498,613)       74,572   6/2/14             75,138        566
BRL (Brazilian Real)      529,009       238,346   6/2/14            235,691     (2,655)
MXN (Mexican Peso)      5,508,933       428,647   6/2/14            428,520       (127)
KRW (South
   Korean Won)        242,004,001       237,412   6/2/14            237,096       (316)
KRW (South
   Korean Won)        732,733,616       718,831   6/2/14            717,873       (958)
MXN (Mexican Peso)         (3,970)          308   6/3/14                308         --
HKD (Hong
   Kong Dollar)         2,726,478       351,681   6/3/14            351,667        (14)
MXN (Mexican Peso)      3,116,452       242,911   6/3/14            242,418       (493)
PHP (Philippines
   Peso)               10,212,805       232,903   6/3/14            232,876        (27)
PHP (Philippines
   Peso)               10,240,394       233,532   6/3/14            233,505        (27)
HKD (Hong
   Kong Dollar)        (1,848,084)      238,370   6/4/14            238,385        15
HKD (Hong
   Kong Dollar)          (765,276)       98,707   6/4/14             98,713          6
GBP (British Pound)       259,980       436,194   6/4/14            435,869       (325)
GBP (British Pound)       476,992       800,297   6/4/14            799,701       (596)
HKD (Hong
   Kong Dollar)         2,558,232       329,988   6/4/14            329,967        (21)
HKD (Hong Kong Dollar) 3,773,248        486,713   6/4/14            486,682        (31)
ZAR (South
   African Rand)       (2,489,741)      235,325   6/5/14            238,437      3,112
EURO (Euro)             7,590,059     7,446,561   7/17/14         7,590,059    143,498
ZAR (South
   African Rand)       72,758,200     8,017,334   7/17/14         8,005,166    (12,168)
JPY (Japanese Yen)    204,769,104     2,003,696   7/17/14         2,011,204      7,508
---------------------------------------------------------------------------------------------
  Total                                                                       $138,715
=============================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the

46 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and
(c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2014, the Fund had no outstanding borrowings.

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2014.

Assets:

-----------------------------------------------------------------------------------------------
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets          Assets and Liabilities
                  Gross        Statement    Presented in   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Assets       Liabilities  Liabilities     Instruments  Received     Amount
----------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $  156,473   $  (17,758)  $     138,715   $        --  $       --   $ 138,715
-----------------------------------------------------------------------------------------------
                  $  156,473   $  (17,758)  $     138,715   $        --  $       --   $ 138,715
===============================================================================================

Liabilities:

-----------------------------------------------------------------------------------------------
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets          Assets and Liabilities
                  Gross        Statement    Presented In   -------------------------
                  Amounts of   of Assets    the Statement                Cash
                  Recognized   and          of Assets and   Financial    Collateral   Net
Description       Liabilities  Liabilities  Liabilities     Instruments  Received     Amount
-----------------------------------------------------------------------------------------------
Forward foreign
    currency
    contracts     $    17,758  $  (17,758)  $          --   $        --  $       --   $      --
-----------------------------------------------------------------------------------------------
                  $    17,758  $  (17,758)  $          --   $        --  $       --   $      --
===============================================================================================

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 47

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of May 31, 2014 were as follows:

---------------------------------------------------------------------------------------
Derivatives Not
Accounted for as             Asset Derivatives 2014       Liabilities Derivatives 2014
Hedging Instruments          ----------------------------------------------------------
Under Accounting             Statement of Assets          Statement of Assets
Standards Codification       and Liabilities              and Liabilities
(ASC) 815                    Location          Value      Location           Value
---------------------------------------------------------------------------------------
Forward foreign currency     Net unrealized               Net unrealized
 contracts                   appreciation                 depreciation
                             on forward                   on forward
                             foreign currency             foreign currency
                             contracts         $138,715   contracts          $  --
---------------------------------------------------------------------------------------
    Total                                      $138,715                      $  --
=======================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                   Realized      Unrealized
Accounted for as                                                  Gain          appreciation
Hedging Instruments                                               (Loss) on     (depreciation)
Under Accounting          Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification    on Derivatives Recognized               Recognized    Recognized
(ASC) 815                 in Income                               in Income     in Income
----------------------------------------------------------------------------------------------
Forward Foreign           Net realized gain (loss) on forward
 Currency Contracts       foreign currency contracts and
                          other assets and liabilities            $ (60,118)
Forward Foreign           Change in net unrealized appreciation
 Currency Contracts       (depreciation) on forward foreign
                          currency contracts and other assets
                          and liabilities denominated in
                          foreign currencies                                    $(169,775)
Futures Contracts         Net realized gain (loss) on futures
                          contracts                               $(816,461)
Futures Contracts         Change in net unrealized appreciation
                          (depreciation) on futures contracts                   $(136,305)

48 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 49

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                     Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West****

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

**** Mr. West resigned as a Trustee of the Pioneer Funds effective July 15,
     2014.

50 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

                           This page for your notes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14 51

                           This page for your notes.

52 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston,Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19387-08-0714

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2014

* Print the name and title of each signing officer under his or her signature.